Exhibit 99.1

ELECTRUM SPECIAL ACQUISITION CORPORATION

Table of Contents

F-2	Report of Independent Registered Public Accounting Firm

F-3	Balance Sheet

F-4	Notes to Balance Sheet

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Electrum Special Acquisition Corporation

We have audited the accompanying balance sheet of Electrum Special Acquisition Corporation (the “Company”), as of June 16, 2015. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of Electrum Special Acquisition Corporation as of June 16, 2015, in accordance with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC

New York, New York

June 22, 2015

F-2

Electrum Special Acquisition Corporation

Balance Sheet

June 16, 2015

Assets
Current Assets:
Cash	$1,495,511
Prepaid insurance	77,515
Total Current Assets	1,573,026

Prepaid insurance - long term	77,515
Cash held in Trust Account	200,000,000

Total Assets	$201,650,541

Liabilities and Shareholders' Equity

Current Liabilities:
Accrued offering costs	$91,456
Accrued expenses	155,030
Due to affiliate	256,938
Total Current Liabilities	503,424

Deferred underwriting discount	5,062,500
Deferred advisory fee	1,687,500

Total Liabilities	7,253,424

Ordinary shares subject to possible redemption: 18,939,712 shares (at
a redemption value of approximately $10 per share)	189,397,116

Shareholders' Equity
Preferred shares, no par value; five classes of unlimited
shares authorized; none issued and outstanding	-
Ordinary shares, no par value, unlimited shares authorized,
6,060,288 shares issued and outstanding (excluding 18,939,712
subject to redemption)	5,012,832
Accumulated deficit	(12,831)

Total Shareholders' Equity	5,000,001

Total Liabilities and Shareholders' Equity	$201,650,541

See accompanying notes to the Balance Sheet.

Electrum Special Acquisition Corporation	F-3

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

1.	Nature of Operations

Organization and General

Electrum Special Acquisition Corporation (the “Company”, “we”, “our” or “us”) is a newly organized blank check company incorporated in the British Virgin Islands on December 12, 2014. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business transaction, with one or more businesses or entities (“Business Combination”). The Company has neither engaged in any operations nor generated any operating revenue to date. The Company’s sponsor is ESAC Holdings LLC, a Delaware limited company (the “Sponsor”). The Company has selected November 30 at its fiscal year end.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on June 10, 2015. The Sponsor and an entity controlled by one of the Company’s directors agreed to purchase, simultaneously with the closing of the Public Offering, an aggregate of $7,025,000 of warrants in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $200,000,000 was placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee.

Trust Account

The Trust Account can be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Other than the withdrawal of interest to pay taxes or for working capital, if any, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the outstanding public shares included in the units being sold in the Public Offering if the Company is unable to complete the Business Combination within 24 months from the closing of the Public Offering.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating the Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account at the time the Company signs a definitive agreement in connection with the Business Combination. There is no assurance that the Company will be able to successfully effect the Business Combination.

Electrum Special Acquisition Corporation	F-4

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

The Company will either (1) seek shareholder approval of our initial Business Combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of whether they vote for or against the proposed Business Combination, into their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), or (2) provide our shareholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), in each case subject to the limitations described herein. The decision as to whether we will seek shareholder approval of our proposed Business Combination or allow shareholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek shareholder approval. Unlike other blank check companies which require shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and related redemptions of public shares for cash upon consummation of such initial business combinations even when a vote is not required by law, we will have the flexibility to avoid such shareholder vote and allow our shareholders to sell their shares pursuant to the tender offer rules of the SEC. In that case, we will file tender offer documents with the SEC which will contain substantially the same financial and other information about the initial Business Combination as is required under the SEC’s proxy rules. We will consummate our initial Business Combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, solely if we seek shareholder approval, a majority of the outstanding ordinary shares voted are voted in favor of the Business Combination.

The Company has until June 16, 2017 to consummate our initial Business Combination. If we are unable to consummate our initial Business Combination within such time period, we will distribute the aggregate amount then on deposit in the Trust Account pro rata to our public shareholders by way of the redemption of their shares and will cease all operations except for the purposes of winding up of our affairs, as further described herein. In such event, our warrants will expire worthless. We expect the per share redemption price to be $10.00 per ordinary share, without taking into account any interest earned on such funds. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Electrum Special Acquisition Corporation	F-5

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

2.	Summary of Significant Accounting Policies

Basis of presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Development stage company

The Company complies with the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2014-10, which eliminated certain financial reporting requirements of companies previously identified as “Development Stage Entities” (Topic 915). The amendments in this ASU simplify accounting guidance by removing all incremental financial reporting requirements for development stage entities. The amendments also reduce data maintenance and, for those entities subject to audit, audit costs by eliminating the requirement for development stage entities to present inception-to-date information in the statements of income, cash flows, and shareholder equity. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity's financial statements have not yet been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. For public business entities, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Offering costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A –“Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, at June 16, 2015, offering costs totaling approximately $12,600,000 (including $12,000,000 in underwriters’ fees) have been charged to shareholders’ equity.

Electrum Special Acquisition Corporation	F-6

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

Income taxes

The Company complies with the accounting and reporting requirements of FASB ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits as of April 10, 2015. No amounts were accrued for the payment of interest and penalties at April 10, 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Accrued expenses, accrued offering costs and due to affiliate

Accrued expenses represents amounts the Company owes to its vendors, but has not received an invoice for. Due to affiliate represents entity formation costs and offering costs paid by an affiliate on behalf of the Company. These advances are non-interest bearing, unsecured and payable on demand. Accrued offering costs represent professional fees and other costs related to the Public Offering that have not been paid as of the balance sheet date.

Redeemable Ordinary Shares

As discussed in Note 3, all of the 20,000,000 ordinary shares sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of ordinary shares under the Company’s liquidation or tender offer/shareholder approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (shareholders’ equity) to be less than $5,000,001.

Electrum Special Acquisition Corporation	F-7

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

Accordingly, at June 16, 2015, 18,939,712 of the 20,000,000 Public Shares were classified outside of permanent equity at its redemption value.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3.	Public Offering

On June 16, 2015 the Company sold 20,000,000 units at a price of $10.00 per unit (“Public Units”) in the Public Offering, including the sale of units upon partial exercise of the underwriters’ overallotment option. Each Public Unit consists of one of the Company’s ordinary shares, no par value, and one warrant. Each warrant entitles the registered holder to purchase one-half of one ordinary share at a price of $5.75 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of this offering or 30 days after the completion of our initial Business Combination. Warrants may be exercised only for a whole number of ordinary shares. No fractional shares will be issued upon exercise of the warrants. The warrants will expire five years after the completion of an initial Business Combination, or earlier upon redemption, as described below.

Notwithstanding the foregoing, no public warrants will be exercisable for cash unless we have an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within a specified period following the consummation of our initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis in the same manner as if we called the warrants for redemption and required all holders to exercise their warrants on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” for this purpose will mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the trading day prior to the date of exercise. There will be no net cash settlement of the warrants under any circumstances.

Electrum Special Acquisition Corporation	F-8

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

4.	Related Party Transactions

On April 8, 2015, our Sponsor purchased an aggregate of 3,737,500 of our ordinary shares (“Insider Shares”) for an aggregate purchase price of $25,000, or approximately $0.006689 per share.

On April 22, 2015, the Company effected a bonus share issue of 0.03655250836 ordinary shares for each outstanding ordinary share, resulting in the Sponsor owning an aggregate of 3,874,115 Insider Shares. Also on April 22, 2015, our four independent director nominees purchased an aggregate of 92,000 of our Insider Shares, and an entity controlled by another director nominee purchased an aggregate of 346,385 of our Insider Shares, for an aggregate purchase price of approximately $2,932, or approximately $.007 per share. The Company accounted for the bonus share issue as a share dividend in form because the total issuance of additional shares was less than 20% of the number of previously outstanding shares.

On June 10, 2015, the entity controlled by a director nominee transferred 45,994 of its 346,385 shares to the Sponsor for a price equal to the original subscription cost of $0.006689 per share, resulting in the Sponsor owning 3,920,109 Insider Shares.

On June 10, 2015, the Company effected a bonus share issue of 0.16666666666667 ordinary shares for each outstanding ordinary share, resulting in the Sponsor owning an aggregate of 4,573,461 Insider Shares, each of the four independent director nominees owning 26,833 Insider Shares, and an entity controlled by another director nominee owning 350,457 Insider Shares. The Company accounted for this bonus share issue as a share dividend in form because the total issuance of additional shares was less than 20% of the number of previously outstanding shares.

On June 16, 2015, the Company’s initial shareholders forfeited an aggregate of 31,250 Insider Shares, so that the initial shareholders own 20.0% of the Company’s issued and outstanding ordinary shares after the Public Offering.

The Insider Shares are identical to the ordinary shares included in the units being sold in this offering. However, the holders have agreed (A) to vote the Insider Shares in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, an amendment to our memorandum and articles of association with respect to our pre-Business Combination activities prior to the consummation of such a Business Combination unless we provide dissenting public shareholders with the opportunity to redeem their public shares in connection with any such vote, (C) not to redeem any shares (including the Insider Shares) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve our proposed initial Business Combination (or sell any shares they hold to us in a tender offer in connection with a proposed initial Business Combination) or a vote to amend the provisions of our memorandum and articles of association relating to shareholders’ rights or pre-Business Combination activity and (D) that the Insider Shares shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. Additionally, the holders have agreed not to transfer, assign or sell any of the Insider Shares (except to certain permitted transferees) until the earlier of (i) one year after the date of the consummation of our initial Business Combination or (ii) if after 150 days after our initial Business Combination, the closing price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period commencing after our initial Business Combination. Notwithstanding the foregoing, these transfer restrictions will be removed earlier if, after our initial Business Combination, we consummate a subsequent (i) liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary

Electrum Special Acquisition Corporation	F-9

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

4.	Related Party Transactions, continued

shares for cash, securities or other property or (ii) consolidation, merger or other change in the majority of our management team.

In addition, our Sponsor and an entity controlled by one of our directors purchased an aggregate of 14,050,000 Private Warrants at a price of $0.50 per warrant ($7,025,000 in the aggregate) in a private placement that occurred simultaneously with the closing of the Public Offering. The proceeds from the private placement of the Private Warrants were added to the proceeds of the Public Offering and placed in an account in the United States with Continental Stock Transfer & Trust Company, as trustee.

The Private Warrants are identical to the warrants included in the units sold in the Public Offering except the Private Warrants are non-redeemable and may be exercised on a cashless basis, at the holder’s option, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The purchasers have also agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except to the same permitted transferees as the Insider Shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the Private Warrants must agree to, each as described above) until 30 days after the completion of our initial Business Combination.

If the Company does not complete the Business Combination, then the Private Placement Warrants proceeds will be part of the liquidation distribution to the public shareholders and the Private Placement Warrants will expire worthless.

As of June 16 2015, an affiliate of our sponsor has paid $256,938 in entity formation costs and costs associated with the Public Offering on our behalf. These advances are non-interest bearing and unsecured.

Commencing on the date that our securities are first listed on NASDAQ, we have agreed to pay an affiliate of our Sponsor a total of $10,000 per month for general and administrative services including office space, utilities and secretarial support.

5.	Deferred Underwriting Compensation

The Company is committed to pay (i) deferred underwriting discounts totaling $5,062,500 (approximately 2.53%) of the gross offering proceeds of the Public Offering (the “Deferred Discount”), to the underwriters, and (ii) a deferred advisory fee of $1,687,500 (approximately 0.84%) of the gross offering proceeds of the Public Offering (the “Deferred Advisory Fee”), to one of the underwriters, in each case upon the Company’s consummation of the Business Combination. The underwriters are not entitled to any interest accrued on the Deferred Discount or the Deferred Advisory Fee, and no Deferred Discount or Deferred Advisory Fee is payable to the underwriters if there is no Business Combination.

6.	Trust Account

A total of $200,000,000, which includes $192,975,000 of the net proceeds from the Public Offering and $7,025,000 from the sale of the Private Placement Warrants, has been placed in the Trust Account. As of June 16, 2015, the balance in the Trust Account was $200,000,000.

Electrum Special Acquisition Corporation	F-10

Electrum Special Acquisition Corporation

Notes to Balance Sheet

June 16, 2015

7.	Shareholders’ Equity

Ordinary Shares

The Company is authorized to issue an unlimited number of ordinary shares with no par value. Holders of the Company’s ordinary shares are entitled to one vote for each ordinary share. At June 16, 2015, there were 6,060,288 shares issued and outstanding, excluding 18,939,712 shares subject to redemption.

Preferred Shares

The Company is authorized to issue an unlimited number of preferred shares with no par value divided into five classes (Class A – Class E). At June 16, 2015, there were no preferred shares issued and outstanding. The rights, privileges, restrictions and conditions of all five classes of preferred shares have not been determined and, accordingly, these features will be attached to each class as they are issued, through amendments to the Articles of Association.

Electrum Special Acquisition Corporation	F-11